EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of December 31, 2023. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction
U.S. Subsidiaries:
ABD Holding Company, Inc.	Delaware
ABIOMED COMMERCIAL, LLC	Delaware
ABIOMED R&D, Inc.	Delaware
ABIOMED, Inc.	Delaware
Acclarent, Inc.	Delaware
Actelion Pharmaceuticals US, Inc.	Delaware
Albany Street LLC	New Jersey
ALZA Corporation	Delaware
Alza Land Management, Inc.	Delaware
AMO Development, LLC	Delaware
AMO Manufacturing USA, LLC	Delaware
AMO Sales and Service, Inc.	Delaware
AMO Spain Holdings, LLC	Delaware
Anakuria Therapeutics, Inc.	Delaware
AorTx, Inc.	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
Asia Pacific Holdings, LLC	New Jersey
Atrionix, Inc.	California
AUB Holdings LLC	Delaware
Auris Health, Inc.	Delaware
Bandol Merger Sub, Inc.	Delaware
BeneVir BioPharm, Inc.	Delaware
BioMedical Enterprises, Inc.	Texas
Biosense Webster, Inc.	California
Breethe, Inc.	Delaware
Cerenovus, Inc.	New Jersey
Charm Merger Sub, Inc.	Delaware
Coherex Medical, Inc.	Delaware
CoTherix Inc.	Delaware
CRES Holdings, Inc.	Delaware
CrossRoads Extremity Systems, LLC	Tennessee
CSATS, Inc.	Washington
DePuy Mitek, LLC	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, LLC	Ohio
DePuy Synthes Institute, LLC	Delaware
DePuy Synthes Products, Inc.	Delaware
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Dutch Holding LLC	Delaware
ECL7, LLC	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey

Name of Subsidiary	Jurisdiction
Hansen Medical International, Inc.	Delaware
Hansen Medical, Inc.	Delaware
I.D. Acquisition Corp.	New Jersey
Janssen Biotech, Inc.	Pennsylvania
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
Jevco Holding, Inc.	New Jersey
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
JNTL (Russia) HoldCo LLC	Delaware
Johnson & Johnson	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson (Singapore) HoldCo LLC	Delaware
Johnson & Johnson Enterprise Innovation Inc.	Delaware
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Gateway, LLC	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson Holdco (NA) Inc.	New Jersey
Johnson & Johnson Innovation - JJDC, Inc.	Delaware
Johnson & Johnson Innovation LLC	Delaware
Johnson & Johnson International	New Jersey
Johnson & Johnson Medical Devices & Diagnostics Group - Latin America, L.L.C.	Florida
Johnson & Johnson S.E., Inc.	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Surgical Vision, Inc.	Delaware
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
JOM Pharmaceutical Services, Inc.	Delaware
Laminar, Inc.	Delaware
LLT Management LLC	Texas
Medical Device Business Services, Inc.	Indiana
Medical Devices & Diagnostics Global Services, LLC	Delaware
MegaDyne Medical Products, Inc.	Utah
Mentor Partnership Holding Company I, LLC	Delaware
Mentor Texas GP LLC	Delaware
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Middlesex Assurance Company Limited	Vermont
Momenta Pharmaceuticals, Inc.	Delaware
Netherlands Holding Company	Delaware
NeuWave Medical, Inc.	Delaware
NuVera Medical, Inc.	Delaware
OMJ Pharmaceuticals, Inc.	Delaware
Omrix Biopharmaceuticals, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding LLC	Delaware
Patriot Pharmaceuticals, LLC	Pennsylvania

Name of Subsidiary	Jurisdiction
Percivia LLC	Delaware
Princeton Laboratories, Inc.	Delaware
Prosidyan, Inc.	Delaware
Pulsar Vascular, Inc.	Delaware
Regency Urban Renewal Associates	New Jersey
Royalty A&M LLC	North Carolina
Rutan Realty LLC	New Jersey
Scios LLC	Delaware
Serotiny, Inc.	Delaware
SterilMed, Inc.	Minnesota
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
TalCo LLC	Texas
TARIS Biomedical LLC	Delaware
TearScience, Inc.	Delaware
The Anspach Effort, LLC	Florida
Tibotec, LLC	Delaware
Torax Medical, Inc.	Delaware
Verb Surgical Inc.	Delaware
WH4110 Development Company, L.L.C.	Georgia
Percivia LLC	Delaware
Princeton Laboratories, Inc.	Delaware
Prosidyan, Inc.	Delaware
Pulsar Vascular, Inc.	Delaware
Regency Urban Renewal Associates	New Jersey
Royalty A&M LLC	North Carolina
Rutan Realty LLC	New Jersey
Scios LLC	Delaware
Serotiny, Inc.	Delaware
SterilMed, Inc.	Minnesota
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
TalCo LLC	Texas
TARIS Biomedical LLC	Delaware
TearScience, Inc.	Delaware
The Anspach Effort, LLC	Florida
Tibotec, LLC	Delaware
Torax Medical, Inc.	Delaware
Verb Surgical Inc.	Delaware
WH4110 Development Company, L.L.C.	Georgia

Name of Subsidiary	Jurisdiction
International Subsidiaries:
ABIOMED AUSTRALIA PTY LTD	Australia
Abiomed Europe GmbH	Germany
Abiomed Europe GmbH, Aachen, Zweigniederlassung Zug	Switzerland
Abiomed Japan K.K.	Japan
ABIOMED SARL	France
ABIOMED SINGAPORE PTE. LTD.	Singapore
ABIOMED, LTD.	United Kingdom
Actelion Pharmaceuticals Ltd	Switzerland
Actelion Pharmaceuticals Trading (Shanghai) Co., Ltd.	China
Actelion Treasury Unlimited Company	Ireland
AIS GmbH Aachen Innovative Solutions	Germany
AMO (Hangzhou) Co., Ltd.	China
AMO (Shanghai) Medical Devices Trading Co., Ltd.	China
AMO ASIA LIMITED	Hong Kong
AMO Australia Pty Limited	Australia
AMO Canada Company	Canada
AMO Denmark ApS	Denmark
AMO France	France
AMO Germany GmbH	Germany
AMO Groningen B.V.	Netherlands
AMO International Holdings Unlimited Company	Ireland
AMO Ireland	Cayman Islands
AMO Italy SRL	Italy
AMO Japan K.K.	Japan
AMO Netherlands BV	Netherlands
AMO Norway AS	Norway
AMO Puerto Rico Manufacturing, Inc.	Cayman Islands
AMO Singapore Pte. Ltd.	Singapore
AMO Switzerland GmbH	Switzerland
AMO United Kingdom, Ltd.	United Kingdom
AMO Uppsala AB	Sweden
Apsis	France
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
C Consumer Products Denmark ApS	Denmark
ChromaGenics B.V.	Netherlands
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Holding Treasury Unlimited Company	Ireland
Cilag-Biotech, S.L.	Spain
Cordis de Mexico, S.A. de C.V.	Mexico
Corimmun GmbH	Germany
DePuy Hellas SA	Greece
DePuy International Limited	United Kingdom
DePuy Ireland Unlimited Company	Ireland
DePuy Mexico, S.A. de C.V.	Mexico
ECP Entwicklungsgesellschaft mbH	Germany
EES Holdings de Mexico, S. de R.L. de C.V.	Mexico
EES, S.A. de C.V.	Mexico
EIT Emerging Implant Technologies GmbH	Germany
Ethicon Endo-Surgery (Europe) GmbH	Germany
Ethicon Sarl	Switzerland

Name of Subsidiary	Jurisdiction
Ethicon Women's Health & Urology Sarl	Switzerland
Ethnor (Proprietary) Limited	South Africa
Ethnor del Istmo S.A.	Panama
Ethnor Farmaceutica, S.A.	Venezuela, Bolivarian Republic of
Finsbury (Development) Limited	United Kingdom
Finsbury (Instruments) Limited	United Kingdom
Finsbury Medical Limited	United Kingdom
Finsbury Orthopaedics International Limited	United Kingdom
Finsbury Orthopaedics Limited	United Kingdom
FMS Future Medical System SA	Switzerland
GATT Technologies B.V.	Netherlands
GBSC Division of Janssen Biologics B.V.	Netherlands
GH Biotech Holdings Limited	Ireland
GMED Healthcare BV	Belgium
Guangzhou Bioseal Biotech Co., Ltd.	China
Hansen Medical Deutschland GmbH	Germany
Hansen Medical UK Limited	United Kingdom
Healthcare Services (Shanghai) Ltd.	China
Innomedic Gesellschaft für innovative Medizintechnik und Informatik mbH	Germany
J & J Company West Africa Limited	Nigeria
J&J Argentina S.A.	Argentina
J&J Pension Trustees Limited	United Kingdom
J&J Productos Medicos & Farmaceuticos del Peru S.A.	Peru
J.C. General Services BV	Belgium
Janssen (Scientific Office)	Egypt
Janssen Biologics B.V.	Netherlands
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen Cilag S.p.A.	Italy
Janssen Cilag SPA	Algeria
Janssen Cilag, C.A.	Venezuela, Bolivarian Republic of
Janssen Egypt LLC	Egypt
Janssen Farmaceutica Portugal Lda	Portugal
Janssen France Treasury Unlimited Company	Ireland
Janssen Inc.	Canada
Janssen Irish Finance Unlimited Company	Ireland
Janssen Japan Treasury Unlimited Company	Ireland
Janssen Korea Ltd.	Korea, Republic of
Janssen Mexico Treasury Unlimited Company	Ireland
Janssen Pharmaceutica (Proprietary) Limited	South Africa
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Sciences Unlimited Company	Ireland
Janssen Pharmaceutical Unlimited Company	Ireland
Janssen R&D Ireland Unlimited Company	Ireland
Janssen Sciences Ireland Unlimited Company	Ireland
Janssen Scientific Office (Syria)	Syrian Arab Republic
Janssen Vaccines & Prevention B.V.	Netherlands
Janssen Vaccines Corp.	Korea, Republic of
Janssen-Cilag	France
Janssen-Cilag (New Zealand) Limited	New Zealand
Janssen-Cilag A/S	Denmark
Janssen-Cilag AG	Switzerland
Janssen-Cilag Aktiebolag	Sweden
Janssen-Cilag AS	Norway

Name of Subsidiary	Jurisdiction
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag d.o.o. Beograd	Serbia
Janssen-Cilag de Mexico S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica Lda.	Portugal
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag International NV	Belgium
Janssen-Cilag Kft.	Hungary
Janssen-Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Polska, Sp. z o.o.	Poland
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.A.	Colombia
Janssen-Cilag s.r.o.	Czech Republic
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Pharma, S.L.	Spain
J-C Health Care Ltd.	Israel
JJ Surgical Vision Spain, S.L.	Spain
JJ Surgical Vision Spain, S.L. - Sucursal EM Portugal	Portugal
JJC Acquisition Company B.V.	Netherlands
JJSV Belgium BV	Belgium
JJSV Manufacturing Malaysia SDN. BHD.	Malaysia
JJSV Norden AB	Sweden
JJSV Norden AB, filial i Finland	Finland
JJSV Produtos Oticos Ltda.	Brazil
JNJ Global Business Services s.r.o.	Czech Republic
JNJ Holding EMEA B.V.	Netherlands
Johnson & Johnson (Angola), Limitada	Angola
Johnson & Johnson (Australia) Pty Ltd	Australia
Johnson & Johnson (Canada) Inc.	Canada
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (Ecuador) S.A.	Ecuador
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson (Kenya) Limited	Kenya
Johnson & Johnson (Mozambique), Limitada	Mozambique
Johnson & Johnson (Namibia) (Proprietary) Limited	Namibia
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson (Private) Limited	Zimbabwe
Johnson & Johnson (Trinidad) Limited	Trinidad and Tobago
Johnson & Johnson (Vietnam) Co., Ltd	Vietnam
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Bulgaria EOOD	Bulgaria
Johnson & Johnson d.o.o.	Slovenia
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Uruguay S.A.	Uruguay

Name of Subsidiary	Jurisdiction
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson Dominicana, S.A.S.	Dominican Republic
Johnson & Johnson European Treasury Unlimited Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson for Export and Import LLC	Egypt
Johnson & Johnson GT, Sociedad Anónima	Guatemala
Johnson & Johnson Healthcare SPC	Kuwait
Johnson & Johnson Hemisferica S.A.	Puerto Rico
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson Holdings (Austria) GmbH	Austria
Johnson & Johnson Innovation Limited	United Kingdom
Johnson & Johnson International (Singapore) Pte. Ltd.	Singapore
Johnson & Johnson International Financial Services Unlimited Company	Ireland
Johnson & Johnson Irish Finance Company Limited	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Kazakhstan Limited Liability Partnership	Kazakhstan
Johnson & Johnson Kft.	Hungary
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical (Proprietary) Ltd	South Africa
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Greece Single Member S.A.	Greece
Johnson & Johnson Medical Korea Ltd.	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical SAS	France
Johnson & Johnson Medical Saudi Arabia Limited	Saudi Arabia
Johnson & Johnson Medical Taiwan Ltd.	Taiwan (Province of China)
Johnson & Johnson Medical, S.C.S.	Venezuela, Bolivarian Republic of
Johnson & Johnson Medikal Sanayi ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson MedTech (Thailand) Ltd.	Thailand
Johnson & Johnson Medtech Colombia S.A.S.	Colombia
Johnson & Johnson Medtech CR Limitada	Costa Rica
Johnson & Johnson MENA RHQ Limited	Saudi Arabia
Johnson & Johnson Middle East - Scientific Office	United Arab Emirates
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson Morocco Societe Anonyme	Morocco
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pakistan (Private) Limited	Pakistan
Johnson & Johnson Pharmaceutical Ltd.	China
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Private Limited	India
Johnson & Johnson Romania S.R.L.	Romania
Johnson & Johnson S.E. d.o.o.	Croatia

Name of Subsidiary	Jurisdiction
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson Sociedade Previdenciaria (Non Profit)	Brazil
Johnson & Johnson Surgical Vision India Private Limited	India
Johnson & Johnson Taiwan Ltd.	Taiwan (Province of China)
Johnson & Johnson Trading Limited	Saudi Arabia
Johnson & Johnson UK Treasury Company Limited	United Kingdom
Johnson & Johnson Ukraine II LLC	Ukraine
Johnson & Johnson Vision Care (Australia) Pty Ltd	Australia
Johnson & Johnson Vision Care (Shanghai) Ltd.	China
Johnson & Johnson Vision Care Ireland Unlimited Company	Ireland
Johnson & Johnson Vision Korea, Ltd.	Korea, Republic of
Johnson & Johnson, Lda	Portugal
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Johnson and Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
La Concha Land Investment Corporation	Philippines
McNeil Panama, LLC	Panama
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Medos Sàrl, succursale de Neuchâtel (Branch)	Switzerland
Menlo Care De Mexico, S.A. de C.V.	Mexico
Mentor B.V.	Netherlands
Mentor Deutschland GmbH	Germany
Mentor Medical Systems B.V.	Netherlands
Neuravi Limited	Ireland
Obtech Medical Mexico, S.A. de C.V.	Mexico
OBTECH Medical Sarl	Switzerland
OMJ Holding GmbH	Switzerland
Omrix Biopharmaceuticals Ltd.	Israel
Omrix Biopharmaceuticals NV	Belgium
Orthospin Ltd.	Israel
Orthotaxy	France
preCARDIA	France
Proleader S.A.	Uruguay
PT Johnson and Johnson Indonesia Two	Indonesia
RespiVert Ltd.	United Kingdom
Serhum S.A. de C.V.	Mexico
Spectrum Vision Limited Liability Partnership	Kazakhstan
Surgical Process Institute Deutschland GmbH	Germany
Synthes Costa Rica S.C.R., Limitada	Costa Rica
SYNTHES GmbH	Germany
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
Synthes Holding Limited	United Arab Emirates
SYNTHES Medical Immobilien GmbH	Germany
Synthes Medical Surgical Equipment & Instruments Trading LLC	United Arab Emirates
Synthes Produktions GmbH	Switzerland
Synthes S.M.P., S. de R.L. de C.V.	Mexico
Synthes Tuttlingen GmbH	Germany
UAB "Johnson & Johnson"	Lithuania
Vision Care Finance Unlimited Company	Ireland
Xian Janssen Pharmaceutical Ltd.	China

Name of Subsidiary	Jurisdiction
XO1 Limited	United Kingdom